UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2023

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On July 26, 2023, Public Storage (the “Company”) completed the previously announced offering of $400 million Floating Rate Senior Notes due 2025 (the “Floating Rate Notes”), $500 million 5.125% Senior Notes due 2029 (the “2029 Notes”), $700 million 5.100% Senior Notes due 2033 (the “2033 Notes”) and $600 million 5.350% Senior Notes due 2053 (the “2053 Notes” and, together with the Floating Rate Notes, the 2029 Notes and the 2033 Notes, the “Notes”).

The Notes have been issued pursuant to an Indenture, dated as of September 18, 2017 (the “Base Indenture”), between the Company, as issuer, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Twelfth Supplemental Indenture, dated as of July 26, 2023, relating to the Floating Rate Notes (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of July 26, 2023, relating to the 2029 Notes (the “Thirteenth Supplemental Indenture”), the Fourteenth Supplemental Indenture, dated as of July 26, 2023, relating to the 2033 Notes (the “Fourteenth Supplemental Indenture”), and the Fifteenth Supplemental Indenture, dated as of July 26, 2023, relating to the 2053 Notes (the “Fifteenth Supplemental Indenture” and, collectively with the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the Base Indenture, the “Indenture”), each between the Company and the Trustee.

The Floating Rate Notes bear interest at a rate equal to Compounded SOFR (as defined in the Twelfth Supplemental Indenture), reset quarterly, plus 60 basis points (0.600%), the 2029 Notes bear interest at 5.125% per annum, the 2033 Notes bear interest at 5.100% per annum and the 2053 Notes bear interest at 5.350% per annum, in each case accruing from July 26, 2023. Interest on the Floating Rate Notes is payable quarterly on January 25, April 25, July 25 and October 25 of each year, commencing October 25, 2023. Interest on the 2029 Notes is payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2024. Interest on the 2033 Notes and the 2053 Notes is payable semi-annually on February 1 and August 1 of each year, commencing February 1, 2024. The Floating Rate Notes will mature on July 25, 2025, the 2029 Notes will mature on January 15, 2029, the 2033 Notes will mature on August 1, 2033 and the 2053 Notes will mature on August 1, 2053. The Notes are the Company’s direct, unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness.

The Floating Rate Notes are not redeemable prior to maturity. The Company may redeem the 2029 Notes, the 2033 Notes and the 2053 Notes at any time in whole, or from time to time in part, at the applicable make-whole redemption price specified in the Indenture. If the 2029 Notes, the 2033 Notes or the 2053 Notes are redeemed on or after December 15, 2028 (one month prior to the applicable maturity date), on or after May 1, 2033 (three months prior to the applicable maturity date) or on or after February 1, 2053 (six months prior to the applicable maturity date), respectively, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Company, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture requires the Company to maintain total unencumbered assets of at least 125% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of the terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture, as applicable (including the forms of Notes), copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and incorporated by reference herein.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File No. 333-264750) filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 6, 2022. A prospectus supplement, dated July 24, 2023, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.

4.1	Indenture, dated as of September 18, 2017, between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee. Filed with Public Storage’s Current Report on Form 8-K dated September 18, 2017 and incorporated by reference herein.

4.2	Twelfth Supplemental Indenture, dated as of July 26, 2023, between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.3	Thirteenth Supplemental Indenture, dated as of July 26, 2023, between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.4	Fourteenth Supplemental Indenture, dated as of July 26, 2023, between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.5	Fifteenth Supplemental Indenture, dated as of July 26, 2023, between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.6	Form of Global Note representing the Floating Rate Notes (included in Exhibit 4.2).

4.7	Form of Global Note representing the 2029 Notes (included in Exhibit 4.3).

4.8	Form of Global Note representing the 2033 Notes (included in Exhibit 4.4).

4.9	Form of Global Note representing the 2053 Notes (included in Exhibit 4.5).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: July 26, 2023		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary